UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): February 26, 2018 (February 20, 2018)

Integral Technologies, Inc.

(Exact Name of Company as Specified in Charter)

Nevada	000-28353	98-0163519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2605 Eastside Park Road Suite 1, Evansville, Indiana	47715
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (812) 550-1770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.

On February 20, 2018, Integral Technologies, Inc. (the "Company") entered into a Technology License Agreement (the “Agreement”) with PolyOne Corporation (“PolyOne”).

Under the terms of the Agreement, the Company, subject to certain exceptions, granted to PolyOne a perpetual, nontransferable, nonsublicensable, exclusive right and license to commercialize the Company’s patented, long fiber conductive ElectriPlast® material for electromagnetic and radio-frequency (EMI/RFI) shielding applications. As consideration for the license granted, PolyOne will make a cash payment of $1,000,000 to the Company within 10 days of signing and pay the Company royalty fees based on net sales. The Agreement shall terminate on December 31, 2027 unless earlier terminated by PolyOne for any reason, upon one year’s prior written notice, or unless earlier terminated by the Company upon PolyOne’s bankruptcy or material breach of the Agreement that remains uncured for 30 days.

The foregoing description of the Agreement is only a summary and is qualified in its entirety by reference to the Agreement. A copy of the Agreement is filed as Exhibit 10.1 hereto, portions of which will be subject to a FOIA Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The omitted material will be included in the request for confidential treatment.

On February 26, 2018, the Company issued a press release announcing the Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1     Technology License Agreement dated February 20, 2016 (1)

99.1     Press Release Issued February 26, 2018

(1)

A redacted version of this Exhibit is filed herewith. An un-redacted version of this Exhibit will be separately filed with the Securities and Exchange Commission pursuant to an application for confidential treatment. The confidential portions of the Exhibit have been omitted and are marked by an asterisk.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL TECHNOLOGIES, INC.

Dated: February 26, 2018	By:	/s/ Doug Bathauer
	Name:	Doug Bathauer
	Title:	Chief Executive Officer